                   ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated  as of  October  30,
2006,  between  Residential  Funding  Company,  LLC, a  Delaware  limited liability  company  ("RFC"),  and  Residential Asset  Mortgage  Products,
Inc., a Delaware corporation (the "Company").

                                Recitals

A.    RFC has entered into seller  contracts  ("Seller  Contracts")  with the seller/servicers.

B.    The Company  wishes to purchase  from RFC  certain  Mortgage  Loans
(as hereinafter  defined)  originated  pursuant  to the Seller  Contracts with respect thereto.

C.    The  Company,  RFC,  as master  servicer,  and U.S.  Bank  National
Association,  as trustee  and  supplemental  interest  trust trustee (the
"Trustee" and the "Supplemental  Interest Trust Trustee,"  respectively), are  entering  into  a  Pooling  and  Servicing  Agreement,  dated  as of
October 30, 2006 (the  "Pooling and  Servicing  Agreement"),  pursuant to which the Trust  proposes  to issue  Mortgage  Asset-Backed  Pass-Through
Certificates,   Series  2006-RS6  (the   "Certificates")   consisting  of
seventeen  classes  designated as Class A-1,  Class A-2, Class A-3, Class
A-4,  Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6,
Class M-7, Class M-8,  Class M-9,  Class B, Class SB, Class R-I and Class
R-II  Certificates  representing  beneficial  ownership  interests  in  a trust fund  consisting  primarily of a pool of mortgage loans  identified in  Exhibit G to the  Pooling  and  Servicing  Agreement  (the  "Mortgage
Loans").

D.    In  connection  with  the  purchase  of  the  Mortgage  Loans,  the
Company  will  assign  to or at the  direction  of RFC the  Class R-I and
Class R-II Certificates (collectively, the "Retained Certificates").

E.    In  connection  with the  purchase  of the  Mortgage  Loans and the
issuance   of   the   Certificates,    RFC   wishes   to   make   certain
representations  and  warranties to the Company and to assign  certain of its rights under the Seller  Contracts  to the  Company,  and the Company
wishes  to  assume  certain  of  RFC's   obligations   under  the  Seller
Contracts.

F.    The  Company  and RFC  intend  that  the  conveyance  by RFC to the
Company  of all its  right,  title and  interest  in and to the  Mortgage
Loans  pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

      NOW  THEREFORE,  in  consideration  of the  recitals and the mutual promises  herein and other good and valuable  consideration,  the parties agree as follows:

1.    All  capitalized  terms used but not defined  herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

2.    Concurrently  with the  execution and delivery  hereof,  RFC hereby assigns to the  Company  without  recourse  all of its  right,  title and interest  in  and to the  Mortgage  Loans,  including  all  interest  and principal  received on or with  respect to the  Mortgage  Loans after the
Cut-off Date (other than  payments of  principal  and interest due on the
Mortgage Loans in October,  2006). In  consideration  of such assignment,
RFC will receive from the Company,  in immediately  available  funds,  an amount  equal  to  $380,203,455.70  and  the  Retained  Certificates.  In
connection with such assignment and at the Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed  the related  Mortgage  Note
(other  than any  Destroyed  Mortgage  Note) to the order of the  Trustee and  delivered  an  assignment  of  mortgage  in  recordable  form to the
Trustee or its agent.  A Destroyed  Mortgage  Note means a Mortgage  Note the original of which was permanently lost or destroyed.

      The  Company  and RFC  intend  that  the  conveyance  by RFC to the
Company  of all its  right,  title and  interest  in and to the  Mortgage
Loans  pursuant to this Section 2 shall be, and shall be construed  as, a sale of the Mortgage  Loans by RFC to the Company.  It is,  further,  not intended  that such  conveyance  be deemed to be a pledge of the Mortgage
Loans by RFC to the  Company  to  secure a debt or  other  obligation  of
RFC.  However,  in the  event  that  the  Mortgage  Loans  are held to be property of RFC, or if for any reason  this  Agreement  is held or deemed to  create  a  security  interest  in  the  Mortgage  Loans,  then  it is intended  that (a) this  Agreement  shall also be deemed to be a security agreement  within  the  meaning  of  Articles  8 and 9 of  the  Minnesota
Uniform  Commercial  Code and the  Uniform  Commercial  Code of any other
applicable  jurisdiction;   (b)  the  conveyance  provided  for  in  this
Section  shall  be  deemed  to be a  grant  by RFC to  the  Company  of a security  interest in all of RFC's right  (including  the power to convey title  thereto),  title and  interest,  whether  now  owned or  hereafter acquired,  in and to (A) the  Mortgage Loans,  including (i) with respect
to  each   Cooperative   Loan,  the  related   Mortgage  Note,   Security
Agreement,   Assignment   of   Proprietary   Lease,   Cooperative   Stock
Certificate,  Cooperative  Lease,  any  insurance  policies and all other documents  in the  related  Mortgage  File and (ii) with  respect to each
Mortgage  Loan other than a Cooperative  Loan,  the Mortgage  Notes,  the
Mortgages,  any related  insurance  policies  and all other  documents in the  related  Mortgage  Files,  (B) all amounts  payable  pursuant to the
Mortgage  Loans in accordance  with the terms thereof and (C) any and all
general  intangibles,  payment  intangibles,   accounts,  chattel  paper,
instruments,   documents,   money,  deposit  accounts,   certificates  of
deposit,  goods,  letters  of credit,  advices  of credit and  investment
property  and  other  property  of  whatever  kind  or  description   now
existing or hereafter  acquired  consisting  of, arising from or relating to any of the foregoing,  and all proceeds of the  conversion,  voluntary or involuntary,  of the foregoing into cash,  instruments,  securities or other property,  including,  without limitation, all amounts from time to time  held  or  invested  in the  Certificate  Account  or the  Custodial
Account,  whether in the form of cash,  instruments,  securities or other property;  (c) the possession by the Trustee,  the Custodian or any other agent of the  Trustee of  Mortgage  Notes or such other items of property as constitute  instruments,  money, negotiable documents or chattel paper shall be deemed to be  "possession by the secured  party",  or possession
by  a  purchaser  or  a  person   designated  by  him,  for  purposes  of
perfecting  the  security  interest  pursuant  to the  Minnesota  Uniform
Commercial Code and the Uniform  Commercial Code of any other  applicable jurisdiction  (including,  without  limitation,  Section 9-305,  8-313 or
8-321 thereof);  and (d)  notifications to persons holding such property, and  acknowledgments,  receipts or  confirmations  from  persons  holding such  property,  shall be deemed  notifications  to, or  acknowledgments, receipts or  confirmations  from,  financial  intermediaries,  bailees or agents (as  applicable)  of the  Trustee  for the  purpose of  perfecting such security  interest under  applicable  law. RFC shall,  to the extent consistent  with this Agreement,  take such reasonable  actions as may be necessary  to ensure  that,  if this  Agreement  were  deemed to create a
security   interest  in  the  Mortgage   Loans  and  the  other  property
described  above,  such  security  interest  would  be  deemed  to  be  a perfected  security  interest of first priority under  applicable law and will  be  maintained  as such  throughout  the  term  of this  Agreement.
Without  limiting the generality of the foregoing,  RFC shall prepare and deliver to the  Company  no less than 15 days  prior to any filing  date, and the Company  shall file,  or shall cause to be filed,  at the expense of RFC,  all filings  necessary  to  maintain  the  effectiveness  of any original  filings  necessary  under  the  Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the Company's  security  interest
in  or  lien  on  the  Mortgage  Loans   including   without   limitation
(x) continuation  statements  and (y)  such  other  statements  as may be occasioned  by (1) any  change  of name  of RFC or the  Company,  (2) any change of  location of the state of  formation,  place of business or the chief  executive  office of RFC, or (3) any  transfer of any  interest of
RFC in any Mortgage Loan.

3.    Concurrently  with the execution and delivery  hereof,  the Company hereby  assigns to or at the  direction  of RFC without  recourse  all of its right,  title and  interest in and to the  Retained  Certificates  as part of the  consideration  payable  to RFC by the  Company  pursuant  to this Agreement.

4.    RFC  represents  and warrants to the Company,  with respect to each
Mortgage  Loan that on the date of  execution  hereof (or,  if  otherwise specified below, as of the date so specified),

(a)   The  information  set forth in the Mortgage  Loan Schedule for such
      Mortgage  Loans is true and correct in all material  respects as of the date or dates respecting which such information is furnished;

(b)   Each  Mortgage  Loan   constitutes  a  qualified   mortgage   under
      Section 860G(a)(3)(A)  of the Code and Treasury Regulations Section
      1.860G-2(a)(1);

(c)   Immediately  prior to the  conveyance of the Mortgage  Loans to the
      Trustee,  RFC had good title to,  and was the sole  owner of,  each
      Mortgage Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other  than  rights to  servicing  and related compensation) and such conveyance  validly  transfers  ownership of the  Mortgage  Loans to the  Trustee  free and clear of any pledge, lien, encumbrance or security interest;

(d)   Each  Mortgage  Note   constitutes  a  legal,   valid  and  binding
      obligation of the  Mortgagor  enforceable  in  accordance  with its
      terms  except  as  limited  by  bankruptcy,   insolvency  or  other
      similar laws  affecting  generally  the  enforcement  of creditors'
      rights;

(e)   To the best of RFC's  knowledge as of the Cut-off Date,  and except as noted in (h) below,  there is no default,  breach,  violation or event of  acceleration  existing  under the  terms of any  Mortgage
      Note or Mortgage  and no event  which,  with notice and  expiration of any grace or cure period,  would  constitute a default,  breach,
      violation  or  event  of  acceleration   under  the  terms  of  any
      Mortgage Note or Mortgage, and no such default,  breach,  violation or event of  acceleration  has been  waived  by RFC or by any other entity involved in servicing a Mortgage Loan;

(f)   Each  of  the   Mortgage   Loans  with   Loan-to-Value   Ratios  at
      origination  in  excess  of  80%  will  be  insured  by  a  Primary
      Insurance  Policy  covering  the  amount of such  Mortgage  Loan in excess of 75% except for up to 15.1% of the Mortgage  Loans,  which are Mortgage  Loans with a  Loan-to-Value  Ratio at  origination in excess of 80% that are not insured by a Primary Insurance Policy;

(g)   The related  Mortgagor is not currently in  bankruptcy  proceedings with respect to any of the Mortgage Loans;

(h)   As of the Cut-Off  Date,  none of the  Mortgage  Loans are 30 to 59 days  delinquent  in payment of principal  and interest and none of the  Mortgage  Loans are 60 or more days  Delinquent  in payment of principal and interest;

(i)   None of the Mortgage Loans are Buy-Down Mortgage Loans;

(j)   To the  best of RFC's  knowledge,  there  is no  delinquent  tax or assessment lien against any related Mortgaged Property;

(k)   No   Mortgagor   has  any  valid   right  of  offset,   defense  or
      counterclaim  as to the related  Mortgage Note or Mortgage,  except as may be provided under the Servicemembers Civil Relief Act;

(l)   No  Mortgage  Loan  provides  for  payments  that  are  subject  to reduction by  withholding  taxes levied by any foreign  (non-United
      States) sovereign government;

(m)   (1) The proceeds of each  Mortgage  Loan have been fully  disbursed and (2) to the best of  RFC's  knowledge,  there is no  requirement for future advances  thereunder and any and all  requirements as to completion  of any  on-site  or  off  site  improvements  and as to disbursements  of any escrow funds therefore  (including any escrow funds held to make  Monthly  Payments  pending  completion  of such
      improvements)   have  been  complied  with.  All  costs,  fees  and
      expenses  incurred in making,  closing or  recording  the  Mortgage
      Loans were paid;

(n)   To the best of  RFC's  knowledge,  with  respect  to each  Mortgage
      Loan,  there are no mechanics'  liens or claims for work,  labor or material  affecting  any Mortgaged  Property  which are or may be a lien prior to, or equal  with,  the lien of the  related  Mortgage, except  such liens that are  insured  or  indemnified  against by a title insurance policy;

(o)   With respect to each  Mortgage  Loan,  a policy of title  insurance was  effective as of the closing of each  Mortgage  Loan,  is valid and  binding,  and  remains  in full force and  effect,  unless the
      Mortgaged  Properties  are  located  in the  State  of Iowa  and an attorney's certificate has been provided;

(p)   Each  Mortgaged  Property  is free of damage and in good repair and no notice of  condemnation  has been given with respect thereto and
      RFC knows of nothing  involving any  Mortgaged  Property that could reasonably  be expected to  materially  adversely  affect the value or marketability of any Mortgaged Property;

(q)   Each Mortgage contains  customary and enforceable  provisions which render the rights and  remedies  of the holder  adequate to realize the  benefits  of the  security  against  the  Mortgaged  Property, including  (i) in the case of a  Mortgage  that is a deed of trust,
      by  trustee's  sale,  or  (ii)  by  judicial   foreclosure  or,  if
      applicable,  non  judicial  foreclosure,  and to the  best of RFC's knowledge,  there is no homestead or other  exemption  available to the  Mortgagor  that would  interfere  with such right to sell at a trustee's  sale or right to  foreclosure,  subject  in each case to applicable  federal  and state laws and  judicial  precedents  with respect to bankruptcy and right of redemption;

(r)   To the best of  RFC's  knowledge,  with  respect  to each  Mortgage
      that  is  a  deed  of  trust,  a  trustee  duly   qualified   under
      applicable law to serve as such is properly  named,  designated and serving,  and  except in  connection  with a  trustee's  sale after default by a  Mortgagor,  no fees or  expenses  are  payable by the seller or RFC to the trustee  under any Mortgage  that is a deed of trust;

(s)   If the  improvements  securing  a  Mortgage  Loan are  located in a federal  designated  special flood hazard area,  flood insurance in the amount  required  under the Program Guide covers such Mortgaged
      Property  (either by  coverage  under the federal  flood  insurance program or by coverage from private insurers);

(t)   To the  extent  an  appraisal  was  made on a  Mortgage  Loan,  the
      appraisal   was  made  by  an  appraiser   who  meets  the  minimum
      qualifications for appraisers as specified in the Program Guide;

(u)   Each  Mortgage  Loan is  covered  by a  standard  hazard  insurance policy;

(v)   If any of the Mortgage  Loans are secured by a leasehold  interest, with  respect  to each  leasehold  interest:  the use of  leasehold estates for residential  properties is an accepted  practice in the area where the related Mortgaged  Property is located;  residential property in such area  consisting  of leasehold  estates is readily marketable;  the  lease is  recorded  and no party is in any way in breach of any  provision  of such lease;  the  leasehold is in full force  and  effect  and  is  not  subject  to  any  prior  lien  or encumbrance  by which the leasehold  could be terminated or subject to any  charge  or  penalty;  and the  remaining  term of the lease does not  terminate  less than ten years after the maturity date of such Mortgage Loan;

(w)   To  the  best  of  RFC's   knowledge,   any   escrow   arrangements
      established  with  respect to any Mortgage  Loan are in  compliance with  all  applicable  local,  state  and  federal  laws and are in compliance with the terms of the related Mortgage Note;

(x)   None of the  Mortgage  Loans in the  mortgage  pool are loans that, under  applicable  state  or  local  law in  effect  at the time of origination  of the loan,  are  referred to as (1)  "high-cost"  or
      "covered"  loans or (2) any other  similar  designation  if the law imposes  greater  restrictions  or additional  legal  liability for
      residential   mortgage  loans  with  high  interest  rates,  points
      and/or fees;

(y)   None of the proceeds  for the  Mortgage  Loans were used to finance the purchase of single premium credit insurance policies;

(z)   None  of the  Mortgage  Loans  contain  prepayment  penalties  that extend beyond five years after the date of origination;

(aa)  None of the Mortgage Loans are subject to the Homeownership Act;

(bb)  Each  Mortgage  Loan  at the  time  it  was  made  complied  in all material respects with applicable  local,  state, and federal laws, including,  but  not  limited  to,  all  applicable  anti-predatory lending laws;

(cc)  No Mortgage  Loan was  originated  on or after  October 1, 2002 and before March 7, 2003,  which is secured by property  located in the
      State of Georgia;

(dd)  No  Mortgage  Loan  is  a  High  Cost  Loan  or  Covered  Loan,  as
      applicable  (as  such  terms  are  defined  in  Appendix  E of  the
      Standard & Poor's  Glossary  For File  Format For  LEVELS(R)Version
      5.7 Revised (attached hereto as Exhibit 1)); and

(ee)  Each  Mortgage  Loan  listed  on  the  attached  Schedule  B has an
      original   term  to   maturity   of  360  months  and  an  original
      amortization term of 480 months.

      Upon  discovery  by RFC or upon  notice  from  the  Company  or the
Trustee of a breach of the foregoing  representations  and  warranties in respect of any  Mortgage  Loan,  or upon the  occurrence  of a Repurchase
Event as described in Section 5 below,  which  materially  and  adversely affects the interests of any holders of the  Certificates  or the Company in such  Mortgage  Loan (notice of which shall be given to the Company by
RFC,  if it  discovers  the same),  RFC  shall,  within 90 days after the earlier of its discovery or receipt of notice  thereof,  either cure such breach  or  Repurchase  Event in all  material  respects  or,  except  as
otherwise   provided  in  Section  2.04  of  the  Pooling  and  Servicing
Agreement,  either (i) purchase  such  Mortgage  Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase  Price for  such  Mortgage  Loan  or  (ii)  substitute  a  Qualified  Substitute
Mortgage  Loan or Loans for such  Mortgage Loan in the manner and subject to  the  limitations  set  forth  in  Section 2.04  of  the  Pooling  and
Servicing  Agreement.  If the breach of representation  and warranty that gave rise to the  obligation  to repurchase or substitute a Mortgage Loan pursuant  to this  Section  4 was the  representation  and  warranty  set forth in clause  (bb) of this  Section 4, then RFC shall pay to the Trust
Fund,  concurrently  with and in addition to the remedies provided in the preceding  sentence,  an  amount  equal  to  any  liability,  penalty  or expense  that was  actually  incurred and paid out of or on behalf of the
Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently  with such payment.
Notwithstanding  the  foregoing,  RFC  shall  not  be  required  to  cure breaches,  Repurchase  Events or  purchase  or  substitute  for  Mortgage
Loans as provided  above if the  substance  of such breach or  Repurchase
Event also constitutes fraud in the origination of the Mortgage Loan.

5.    With  respect  to  each   Mortgage   Loan,   a   repurchase   event
("Repurchase  Event") shall have occurred if one or both of the following occur:  (A) it is  discovered  that,  as of the date hereof,  the related
Mortgage  was not a valid  first lien on the related  Mortgaged  Property subject only to (i) the lien of real property taxes and  assessments  not yet  due and  payable,  (ii)  covenants,  conditions,  and  restrictions, rights of way,  easements  and other  matters of public  record as of the date of  recording  of such  Mortgage  and such other  permissible  title exceptions  as are listed in the Program  Guide and (iii)  other  matters to which like  properties  are commonly  subject which do not  materially adversely  affect the  value,  use,  enjoyment  or  marketability  of the
Mortgaged  Property or (B) it is  discovered  that, as of the time of its origination  and as of the date of execution  hereof,  the Mortgage  Loan did not  comply  in all  material  respects  with all  applicable  local, state and federal  laws.  In addition,  with respect to any Mortgage Loan listed on the  attached  Schedule A with respect to which any document or documents  constituting  a part  of the  Mortgage  File  are  missing  or defective in any material  respect,  if such Mortgage  Loan  subsequently is in default and the enforcement  thereof or of the related  Mortgage is materially  and  adversely  affected by the absence or  defectiveness  of any such  document or  documents,  a Repurchase  Event shall be deemed to have occurred and RFC will be obligated to  repurchase or substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

6.    Concurrently  with the  execution and delivery  hereof,  RFC hereby assigns to the  Company,  and the Company  hereby  assumes,  all of RFC's rights and  obligations  under the Seller  Contracts  with respect to the
Mortgage   Loans  to  be  serviced   under  the  Pooling  and   Servicing
Agreement,  insofar  as such  rights  and  obligations  relate to (a) any representations  and  warranties  regarding  a  Mortgage  Loan  made by a
Seller under any Seller  Contract and any  remedies  available  under the
Seller Contract for a breach of any such  representations  and warranties if (i) the  substance  of  such  breach  also  constitutes  fraud  in the
origination  of  the  Mortgage  Loan  or  (ii)  the   representation  and
warranty   relates   to  the   absence  of  toxic   materials   or  other
environmental  hazards that could affect the Mortgaged  Property,  or (b)
the Seller's  obligation to deliver to RFC the  documents  required to be contained in the Mortgage  File and any rights and remedies  available to
RFC under the Seller  Contract  in respect of such  obligation  or in the event of a breach  of such  obligation;  provided  that,  notwithstanding the assignment and  assumption  hereunder,  RFC shall have the concurrent right to exercise  remedies and pursue  indemnification  upon a breach by a Seller  under any Seller  Contract  of any of its  representations  and warranties  and RFC  shall  exercise  reasonable  efforts  to  enforce  a
Seller's  obligation  to  purchase  a Mortgage  Loan from the  Company in accordance  with the time frame  described in the Program  Guide.  If the
Company or RFC asserts  that it is not  required  to cure  breaches or to
purchase  or  substitute   for  Mortgage  Loans  under  the  Pooling  and
Servicing   Agreement   because   the   substance   of  the  breach  also
constitutes  fraud in the  origination  of any  Mortgage  Loan,  then the substance  of  the  related  breach  shall  automatically  be  deemed  to constitute  fraud in the  origination  of a Mortgage Loan for purposes of clause (i) of this  Section 6;  provided,  however,  that if the  related
Seller provides RFC with  reasonable  evidence that the substance of such breach does not  constitute  fraud,  then it shall no longer be deemed to constitute  fraud in the  origination  of a Mortgage Loan for purposes of clause (i) of this Section 6.

7.    This  Agreement  shall inure to the benefit of and be binding  upon the parties hereto and their  respective  successors and assigns,  and no other person shall have any right or obligation hereunder.

8.    RFC, as master  servicer under the Pooling and Servicing  Agreement
(the "Master  Servicer"),  shall not waive (or permit a  sub-servicer  to waive) any  Prepayment  Charge  unless:  (i) the  enforceability  thereof
shall  have  been   limited  by   bankruptcy,   insolvency,   moratorium,
receivership  and  other  similar  laws  relating  to  creditors'  rights generally,  (ii) the enforcement  thereof is illegal, or any local, state or federal agency has threatened  legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof  shall have been limited
due  to   acceleration   in  connection   with  a  foreclosure  or  other
involuntary  payment or (iv) such waiver is  standard  and  customary  in
servicing   similar  Mortgage  Loans  and  relates  to  a  default  or  a reasonably  foreseeable  default and would, in the reasonable judgment of the Master  Servicer,  maximize  recovery of total  proceeds  taking into account  the value of such  Prepayment  Charge and the  related  Mortgage
Loan. In no event will the Master  Servicer waive a Prepayment  Charge in connection  with a refinancing  of a Mortgage Loan that is not related to a default or a reasonably  foreseeable  default.  If a Prepayment  Charge is waived,  but does not meet the  standards  described  above,  then the
Master  Servicer is required to pay the amount of such waived  Prepayment
Charge to the  holder of the Class SB  Certificates  at the time that the amount  prepaid on the related  Mortgage Loan is required to be deposited into the  Custodial  Account.  Notwithstanding  any other  provisions  of this  Agreement,  any payments made by the Master  Servicer in respect of any waived  Prepayment  Charges  pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

9.    This  Agreement  will be governed by and  construed  in  accordance with the laws of the State of New York,  without  regard to the  conflict of law principles  thereof,  other than Sections 5-1401 and 5-1402 of the
New York General Obligations Law.

                        [SIGNATURE PAGES FOLLOW]

      IN WITNESS  WHEREOF,  the parties have entered into this Assignment and Assumption Agreement as of the date first above written.

                                    RESIDENTIAL FUNDING COMPANY, LLC

                                    By: /s/ Tim Jacobson
                                    Name:   Tim Jacobson
                                    Title:  Associate

                                    RESIDENTIAL ASSET MORTGAGE
                                    PRODUCTS, INC.

                                    By: /s/ Joseph Orning
                                    Name:   Joseph Orning
                                    Title:  Vice President

                               SCHEDULE A

        Schedule of Mortgage Loans with Defective Mortgage Files

                             (see attached)

                               SCHEDULE B

 Schedule of Mortgage Loans with original term to maturity of 360 months and an original amortization term of 480 months

                             (see attached)

                                EXHIBIT 1
      APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR FILE FORMAT
                         FOR LEVELS(R)VERSION 5.7

Standard  & Poor's  has  categorized  loans  governed  by  anti-predatory lending  laws in the  Jurisdictions  listed  below into three  categories based upon a  combination  of factors that include (a) the risk  exposure associated  with the assignee  liability and (b) the tests and thresholds set  forth in those  laws.  Note that  certain  loans  classified  by the relevant  statute as Covered are  included in Standard & Poor's High Cost
Loan  Category  because  they  included  thresholds  and  tests  that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Arkansas               Arkansas Home Loan Protection      High Cost Home Loan
                       Act, Ark. Code Ann.ss.ss.23-53-101
                       et seq.

                       Effective July 16, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.  Covered Loan
                       Codess.ss.757.01 et seq.

                       Effective June 2, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Colorado               Consumer Equity Protection, Colo.  Covered Loan
                       Stat. Ann.ss.ss.5-3.5-101 et seq.

                       Effective for covered loans
                       offered or entered into on or
                       after January 1, 2003. Other
                       provisions of the Act took effect
                       on June 7, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Connecticut            Connecticut Abusive Home Loan      High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat.ss.ss.36a-746 et seq.

                       Effective October 1, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

District of Columbia   Home Loan Protection Act, D.C.     Covered Loan
                       Codess.ss.26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Florida                Fair Lending Act, Fla. Stat. Ann.  High Cost Home Loan
                     ss.ss.494.0078 et seq.

                       Effective October 2, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      High Cost Home Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Georgia as amended     Georgia Fair Lending Act, Ga.      High Cost Home Loan
(Mar. 7, 2003 -        Code Ann.ss.ss.7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HOEPA Section 32       Home Ownership and Equity          High Cost Loan
                       Protection Act of 1994, 15 U.S.C.
                     ss. 1639, 12 C.F.R.ss.ss.226.32 and
                       226.34

                       Effective October 1, 1995,
                       amendments October 1, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Illinois               High Risk Home Loan Act, Ill.      High Risk Home Loan
                       Comp. Stat. tit. 815,ss.ss.137/5 et
                       seq.

                       Effective January 1, 2004 (prior
                       to this date, regulations under
                       Residential Mortgage License Act
                       effective from May 14, 2001)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Kansas                 Consumer Credit Code, Kan. Stat.   High Loan to Value
                       Ann.ss.ss.16a-1-101 et seq.          Consumer Loan (id.ss.
                                                          16a-3-207) and;
                       Sections 16a-1-301 and 16a-3-207
                       became effective April 14, 1999;
                       Section 16a-3-308a became
                       effective July 1, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          High APR Consumer
                                                          Loan (id.ss.
                                                          16a-3-308a)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Kentucky               2003 KY H.B. 287 - High Cost Home  High Cost Home Loan
                       Loan Act, Ky. Rev. Stat.ss.ss.
                       360.100 et seq.

                       Effective June 24, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Maine                  Truth in Lending, Me. Rev. Stat.   High Rate High Fee
                       tit. 9-A,ss.ss.8-101 et seq.         Mortgage

                       Effective September 29, 1995 and
                       as amended from time to time
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Massachusetts          Part 40 and Part 32, 209 C.M.R.    High Cost Home Loan
                     ss.ss.32.00 et seq. and 209 C.M.R.
                     ss.ss.40.01 et seq.

                       Effective March 22, 2001 and
                       amended from time to time
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Nevada                 Assembly Bill No. 284, Nev. Rev.   Home Loan
                       Stat.ss.ss.598D.010 et seq.

                       Effective October 1, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          High Cost Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat.ss.ss.46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     High Cost Home Loan
                       Rev. Stat.ss.ss.58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

New York               N.Y. Banking Law Article 6-l       High Cost Home Loan

                       Effective for applications made
                       on or after April 1, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat.ss.ss.24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ohio                   H.B. 386 (codified in various      Covered Loan
                       sections of the Ohio Code), Ohio
                       Rev. Code Ann.ss.ss.1349.25 et seq.

                       Effective May 24, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oklahoma               Consumer Credit Code (codified in  Subsection 10
                       various sections of Title 14A)     Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       High Cost Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann.ss.ss.37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

West Virginia          West Virginia Residential          West Virginia
                       Mortgage Lender, Broker and        Mortgage Loan Act
                       Servicer Act, W. Va. Code Ann.ss.ss.Loan
                       31-17-1 et seq.

                       Effective June 5, 2002
--------------------------------------------------------------------------------